UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – January 12, 2016

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background Information

On April 29, 2014, Energy Future Holdings Corp. (“EFH Corp.”) and the substantial majority of its direct and indirect subsidiaries, including Energy Future Intermediate Holding Company LLC (“EFIH”), Energy Future Competitive Holdings Company LLC (“EFCH”) and Texas Competitive Electric Holdings Company LLC, but excluding Oncor Electric Delivery Holdings Company LLC and its direct and indirect subsidiaries, filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Bankruptcy Filing, EFH Corp. and its direct and indirect subsidiaries that are included in the Bankruptcy Filing are operating their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

EFIH is filing the information contained in Item 1.01 in this Current Report on Form 8-K. EFH Corp. and EFCH are furnishing only the information contained in Item 7.01 in this Current Report on Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on June 19, 2014, EFIH and EFIH Finance Inc. (together, the “EFIH Debtors”) entered into a Senior Secured, Superpriority Debtor-in-Possession Credit Agreement with the lenders party thereto and Deutsche Bank AG New York Branch, as administrative and collateral agent (the “EFIH DIP Credit Agreement”). The EFIH DIP Credit Agreement had an original maturity date of June 19, 2016 (the “Original Maturity Date”). The Original Maturity Date is subject to a six-month extension if requested by the EFIH Debtors and if the Extension Conditions are met, including that no Event of Default is continuing, a reorganization plan meeting certain requirements has been filed with the Bankruptcy Court and a hearing has been scheduled for the confirmation of the plan, EFIH meets a certain minimum liquidity requirement and EFIH pays an extension fee of 0.25% of the Commitments and Loans outstanding on the date of such payment. Effective January 12, 2016, the EFIH Debtors paid the $13.5 million extension fee to exercise the extension and thereby extended the Maturity Date to December 19, 2016. The terms of the EFIH DIP Credit Agreement were otherwise unchanged.

Capitalized terms not defined herein have the meanings set forth in the EFIH DIP Credit Agreement. The EFIH DIP Credit Agreement is filed as an exhibit to the Current Report on Form 8-K filed by EFH Corp., EFIH and EFCH with the Securities and Exchange Commission on June 25, 2014.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

Dated: January 15, 2016